NOTE MODIFICATION AGREEMENT

This Note Modification Agreement is made the 6th day of February, 1998 by and between the undersigned parties with regard to the obligation described below, which obligation shall hereinafter be referred to as the "Note":

  Date of Note   January 16, 1997        Original Amount of Note:  $250,000.00
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  Interest Rate  LSB Prime variable + 1.5%
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  Payable:       Outstanding principal plus interest due January 16, 1998 with
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                 monthly interest payments begin February 16, 1997.
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  Security:      $650,000.00 Deed of Trust dated 4/15/97; Assignment of Life
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                 Insurance Policy; Security Agreement provisions of LSB Loan
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                 Agreement dated 7/24/90 covering accounts and notes receivable,
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                 inventory, machinery, equipment, furniture, fixtures.
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  Principal Balance:   $ 246,000.00   Interest Paid To:  January 16, 1998
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The maker of the Note and  Lexington  State Bank,  the payee  thereof,  mutually desire to modify and amend the provisions of the Note in the manner hereinafter set forth, it being specifically understood that except as herein modified and amended, the terms and provisions of the Note and any Security Agreement and/or Deed of Trust granted as security thereto shall remain unchanged and continue in full force and effect as therein written.

Now therefore, for good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned agree that the Note is hereby modified and amended to provide as follows:

     Extend maturity date to July 16, 1998 with monthly interest due on the
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     outstanding principal balance, beginning February 16, 1998.
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It is mutually  agreed by and between the  parties  hereto that  nothing  herein contained shall impair the security now held for the Note, nor shall waive, annual, vary or affect any provision, condition, covenant, or agreement contained in the Note or any Security Agreement or Deed of Trust securing same. Furthermore, all rights and remedies as to all parties secondarily liable for repayment of the indebtedness evidenced by the Note are hereby reserved.

In witness whereof, this instrument has bee executed by the parties hereto and delivered on the day and year first above written.

LEXINGTON STATE BANK              WELLINGTON HALL, LIMITED

BY: /s/ E. Warren MacKinstry      BY: /s/ Hoyt M. Hackney, Jr.            (SEAL)
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    E. Warren MacKinstry              Hoyt M. Hackney, Jr., President/Treasurer

Its:  Vice President              BY: /s/ William W. Woodruff             (SEAL)
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                                      William W. Woodruff, Secretary

                                                                     (CORPORATE)
Account/Note Number:              Attest: /s/ William W. Woodruff         (SEAL)
Old  0123200548-03-115735                 -------------------------------------
    -------------------------             William W. Woodruff, Secretary
Ne   Same
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